UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Fifth Amendment to Second Amended and Restated Loan and Security Agreement

On May 3, 2016, Westmoreland Coal Company entered into an amendment (the “Amendment”) to its existing revolving credit facility with The PrivateBank and Trust Company and Bank of the West. The Amendment revised the credit facility to include as an event of default a material breach of a material contract by any borrower under the credit facility. Pursuant to the Amendment, “material contracts” are (i) all coal supply agreements and related agreements entered into by any Canadian borrower with Saskatchewan Power Corporation related to coal required to be supplied to Saskatchewan Power Corporation and (ii) any other single or series of related contracts or agreements that account for more than 10% of the consolidated revenues of the borrowers and their subsidiaries for the most recent year for which audited financial statements of the borrowers have been delivered to The PrivateBank and Trust Company, as administrative agent under the credit facility. The Amendment provides that a “material breach” is a breach by a borrower of a material contract that has resulted, or is reasonably expected to result, (i) in a material adverse change in the consolidated revenues of the borrowers and their subsidiaries under such material contract or (ii) in the operation of any mine by any person other than a borrower, which mine is subject to a coal supply agreement. Under the Amendment, the borrowers will have no grace period to cure any material breach of any coal supply agreement with Saskatchewan Power Corporation, but will have the opportunity to cure any material breach of any other material contract within 15 days after the earlier of the date on which (i) an executive officer of any borrower has become aware of such breach or (ii) any borrower has received notice of such breach from the administrative agent.

The above description of the Amendment is qualified in its entirety by reference to the terms of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated May 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: May 9, 2016	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton SVP, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated May 3, 2016